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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event report) February 11, 1998

                              LSB BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                 North Carolina
                 (State or Other Jurisdiction of Incorporation)

               0-11448                                  56-1348147
       (Commission File Number)            (I.R.S. Employer Identification No.)

                 One LSB Plaza, Lexington, North Carolina 27292
               (Address of Principal Executive Offices) (Zip Code)

                                 (910) 248-6500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

The purpose of this Current Report on Form 8-K is to file the press release announcing the adoption by the Board of Directors of LSB Bancshares, Inc. (Nasdaq: LXBK) of a Shareholder Rights Plan.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are filed herewith:

Exhibit No.   Description of Exhibit
-----------   ----------------------

    99.1 Press release of LSB Bancshares, Inc. issued February 11, 1998 announcing adoption of Shareholder Rights Plan by the Board of Directors of LSB Bancshares, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LSB BANCSHARES, INC.



Date: March 5, 1998                     By: /s/ Monty J. Oliver
      ----------------------                -------------------------------
                                            Monty J. Oliver
                                            Executive Vice President


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                                  EXHIBIT INDEX




Exhibit No.   Description of Exhibit
-----------   ----------------------

    99.1 Press release of LSB Bancshares, Inc. issued February 11, 1998 announcing adoption of Shareholder Rights Plan by the Board of Directors of LSB Bancshares, Inc.